UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-1

TrimTabs ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

TrimTabs ETF Trust

1345 Avenue of the Americas
33rd Floor
 New York, NY 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that on [October 18], 2024, FCF International Quality ETF, FCF US Quality ETF, Donoghue Forlines Innovation ETF, Donoghue Forlines Tactical High Yield ETF and Donoghue Forlines Yield Enhanced Real Asset ETF (each, a “Fund,” and collectively, the “Funds”), each a series of TrimTabs ETF Trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at FCF’s offices at [1345 Avenue of the Americas, 33rd Floor, New York, NY 10105] and will begin at [11:00 a.m.], Eastern time.

The Special Meeting is being held to consider and vote upon the following proposals (each, a “Proposal,” and collectively, the “Proposals”) and to act upon any other business that may properly come before the Special Meeting or any adjournment or postponement thereof:

Proposal 1.	To elect three (3) Trustees to the Board of Trustees of the Trust (the “Board”).

Proposal 2.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and FCF Advisors LLC (“FCF”).

Proposal 3.
To approve new sub-advisory agreements between FCF and Donoghue Forlines LLC with respect to Donoghue Forlines Innovation ETF, Donoghue Forlines Tactical High Yield ETF and Donoghue Forlines Yield Enhanced Real Asset ETF.

The Board has unanimously approved, and recommends that you vote “FOR,” the approval of each Trustee nominee in Proposal 1 and each investment advisory agreement and sub-advisory agreement in Proposal 2 and Proposal 3, respectively.

Each Proposal is discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning each Proposal.

The persons named as proxies will vote in his or her discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business is not present at the Special Meeting, the Chairperson of the Special Meeting may adjourn the Special Meeting to a designated time and place, within a reasonable time after the date set for the original Special Meeting, to permit further solicitation of proxies, in accordance with applicable law and the Trust Instrument and By-Laws of the Trust.

Shareholders of record of any Fund at the close of business on [September 4], 2024 (the “Record Date”) are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof. Each shareholder is invited to attend the Special Meeting by following the instructions included on your proxy card(s).  Even if you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.  If you attend the Special Meeting and wish to vote at the Special Meeting, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted.  However, merely attending the Special Meeting will not revoke a previous proxy. If you have any questions about the foregoing information, you may call 800-617-0004.

Your vote is important to us. Thank you for taking the time to consider the Proposals.

By Order of the Board

/s/ Jacob Pluchenik
President and Principal Executive Officer of the Trust

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [OCTOBER 18], 2024:

The proxy statement is available at: https://vote.proxyonline.com/trimtabs/docs/2024.pdf

PROXY STATEMENT

For

TrimTabs ETF Trust

1345 Avenue of the Americas
33rd Floor
 New York, NY 10105

Dated [_______], 2024

FOR THE SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON [OCTOBER 18], 2024

 INFORMATION ABOUT THE SPECIAL MEETING AND VOTE

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of TrimTabs ETF Trust (the “Trust”) to be voted at a special meeting of shareholders of the Trust to be held at FCF’s offices at [1345 Avenue of the Americas, 33rd Floor, New York, NY 10105] on [October 18], 2024 at [11:00 a.m.], Eastern time (the “Special Meeting”).

This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting of Shareholders and below. If there is anything you do not understand, you may call 800-617-0004 for assistance.  This Proxy Statement, the Notice of Special Meeting of Shareholders and related proxy card(s) were first mailed to shareholders of the Trust beginning on or about [September 20], 2024.

Why is the Special Meeting being held?

FCF Advisors LLC (“FCF”) is the investment adviser to each of FCF International Quality ETF (“TTAI”), FCF US Quality ETF (“TTAC”), Donoghue Forlines Innovation ETF (“DFNV”), Donoghue Forlines Tactical High Yield ETF (“DFHY”), and Donoghue Forlines Yield Enhanced Real Asset ETF (“DFRA”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust. On August 6, 2024, FCF entered into a definitive agreement with Abacus Life, Inc. (“ABL”), pursuant to which ABL will acquire FCF (the “Transaction”). The closing of the Transaction may be deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust, on behalf of the Funds, and FCF (the “Existing Advisory Agreement”), which would result in the automatic termination of the Existing Advisory Agreement. The closing of the Transaction is subject to customary closing conditions, including shareholder approval of the New Advisory Agreement (as defined below) by each Fund.

Donoghue Forlines LLC (“Donoghue”) is a sub-adviser to each of DFNV, DFHY and DFRA (each, a “Sub-Advised Fund,” and collectively, the “Sub-Advised Funds”). Each of the current sub-advisory agreements between FCF and Donoghue with respect to each Sub-Advised Fund (each, an “Existing Sub-Advisory Agreement,” and together, the “Existing Sub-Advisory Agreements”) includes a provision requiring its automatic termination upon termination of the Existing Advisory Agreement. Consequently, the termination of the Existing Advisory Agreement upon the closing of the Transaction will result in the termination of the Existing Sub-Advisory Agreements.

To provide for a continuous investment program for the Funds after the close of the Transaction, at a meeting of the Board held on July 17, 2024, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and FCF (the “Interim Advisory Agreement”), (ii) interim sub-advisory agreements between FCF and Donoghue with respect to each Sub-Advised Fund (the “Interim Sub-Advisory

Agreements”), (iii) a new investment advisory agreement between the Trust, on behalf of each Fund, and FCF (the “New Advisory Agreement”), and (iv) new sub-advisory agreements between FCF and Donoghue with respect to each Sub-Advised Fund (each, a “New Sub-Advisory Agreement,” and together, the “New Sub-Advisory Agreements”). Under the 1940 Act, the approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. If a Fund’s shareholders approve the New Advisory Agreement, FCF will continue to serve as the Fund’s investment adviser following the closing of the Transaction. Similarly, the approval of each New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Sub-Advised Fund. If a Sub-Advised Fund’s shareholders approve the New Sub-Advisory Agreement, Donoghue will continue to serve as that Sub-Advised Fund’s sub-adviser immediately following the closing of the Transaction.

At a meeting held on July 26, 2024, the Nominating Committee of the Board recommended, and the Board subsequently approved on August 16, subject to shareholder approval and the closing of the Transaction, the election of David A. Kelly, Paul Hatch and Jay Jackson, each as a Trustee of the Trust (each, a “Trustee Nominee,” and collectively, the “Trustee Nominees”). Mr. Kelly currently serves as a Trustee of the Trust but was appointed by the Board and has therefore never been elected by shareholders. Mr. Kelly and Mr. Hatch would be considered Trustees who are not “interested persons” (as defined under Section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee”). Mr. Jackson would be considered an “interested person” (as defined under Section 2(a)(19) of the 1940 Act) of the Trust (“Interested Trustee”). If, prior to the Special Meeting, a Trustee Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person of their choice as nominee. The Trustee Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why the Trustee Nominees would be unable or unwilling to serve if elected.

What will I be voting on at the Special Meeting?

At the Special Meeting, you will be asked to approve the New Advisory Agreement and three (3) Trustees (two (2) Independent Trustees and one (1) Interested Trustee). In addition, if you are a shareholder of a Sub-Advised Fund, you will also be asked to approve a New Sub-Advisory Agreement for your Sub-Advised Fund.

The following summarizes each proposal on which shareholders are being asked to vote (each, a “Proposal,” and collectively, the “Proposals”):

	Shareholders of Funds Eligible to Vote	Description of Proposal
Proposal 1:	TTAI, TTAC, DFNV, DFHY and DFRA	Election of New Trustees
Proposal 2:	TTAI, TTAC, DFNV, DFHY and DFRA	Approval of New Advisory Agreement
Proposal 3:	DFNV, DFHY and DFRA	Approval of New Sub-Advisory Agreement

Each Proposal is discussed in more detail below.

Who is entitled to vote at the Special Meeting?

Only shareholders of record as of the close of business on [September 4], 2024 (the “Record Date”) are entitled to notice of, to attend and to vote at the Special Meeting and any postponements or adjournments thereof.

How many votes do I have?

Each share has one vote on each Proposal on which it is entitled to vote at the Special Meeting or any postponement or adjournment thereof, and a proportional vote for each fractional share. The voting and quorum requirements for each Proposal are described below.

How may I vote?

You may vote either by attending the Special Meeting or by authorizing a proxy by telephone, on the Internet or by mail in accordance with the instructions provided below.

We urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. If you wish to vote at the Special Meeting, however, and you hold your shares through an intermediary, such as a bank, broker-dealer or other third-party intermediary (i.e., in “street” name), then you must submit proof of your proxy power (“legal proxy”) from your bank, broker-dealer or other third-party intermediary indicating that you are the beneficial owner of the shares in the Fund(s), on the Record Date, and authorizing you to vote along with your name and email address to EQ Fund Solutions, LLC (“EQ”) in accordance with the directions below. The letter must also state whether, before the Special Meeting, you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than [1 p.m., Eastern time], on the business day prior to the Special Meeting. You will receive a confirmation of your registration and your individual control number by email after EQ receives your registration information.

Shares represented by valid proxies will be voted at the Special Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the Proposals described in this Proxy Statement.

The Trust does not know of any business other than the Proposals that will, or is proposed to, be presented for consideration at the Special Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.

TO ASSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

The quorum and voting requirements are discussed in more detail below.

How can I change my vote or revoke a proxy?

Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Special Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting at that time on the matter.

The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Special Meeting and vote your shares or revoke a previous proxy at the Special Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Special Meeting.

When will the final voting results be announced?

Voting results will be announced at the conclusion of the Special Meeting.

Will the Funds incur expenses in connection with the Special Meeting or the Proposals?

No. Neither the Funds nor their shareholders will bear any costs associated with the Proposals.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

It is the policy of the Funds to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund(s) covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: TrimTabs ETF Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201 or calling us at: 800-617-0004.

 How does the Board recommend voting on the Proposals?

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Trust vote “FOR” each of the Proposals to be considered and voted on at the Special Meeting.

Whom should I call for additional information about this Proxy Statement?

For any proxy related questions, please contact EQ, the Funds’ proxy solicitor, at 800-284-1755, Monday – Friday, between 9:00 a.m. and 10:00 p.m., Eastern time.

PROPOSAL 1
ELECTION OF TRUSTEES

Background

At a meeting held on July 26, 2024, and pursuant to the Trust Instrument (the “Trust Instrument”) and By-Laws (the “By-Laws”) of the Trust, the Board has proposed that David A. Kelly, Paul Hatch and Jay Jackson (the “Trustee Nominees”) be elected as Trustees. Under the Trust Instrument and By-Laws, a Trustee serves an indefinite term, until his or her successor is elected, or until his or her death or the Trust terminates, whichever is sooner, except that the Trustee may resign or retire or be removed (as provided in the Trust Instrument). The Trustee Nominees have consented to being named herein as nominees and to serve if elected. If a Trustee Nominee becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Nominating Committee.

Information about the Trustee Nominees

Mr. Kelly is currently a Trustee of the Trust but has never been elected by shareholders, as he serves based upon his appointment as a Trustee in accordance with Section 16(a) of the 1940 Act. Section 16(a) of the 1940 Act provides that a board may appoint trustees to fill vacancies if after doing so at least two-thirds of the trustees have been elected by the shareholders of the funds. The Board believes it is in the best interests of the Funds for the shareholders of the Trust to elect Mr. Kelly as a Trustee. In addition, the election of Mr. Hatch is being sought so that, pursuant to Section 15(f) of the 1940 Act, during the three-year period following the closing of the Transaction, at least 75% of the members of the Board will not be “interested persons” (as that term is defined in the 1940 Act) of FCF. Two of the three currently serving Trustees, which includes Mr. Kelly, are such Independent Trustees. Mr. Pluchenik is currently the only Interested Trustee, but upon the closing of the Transaction, Mr. Pluchenik will resign, and Mr. Jackson is proposed to serve as an Interested Trustee. Mr. Jackson will be an Interested Trustee by virtue of his ownership interest in, and position with, Abacus Life, Inc. (“ABL”).

The term of office and length of time served, principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen, and other directorships held by each Trustee Nominee, if any, are shown in the table below. The address for each Trustee Nominee is as follows: c/o 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Name, Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee Nominee	Other Directorships Held by Trustee Nominee During Past 5 Years
David A. Kelly YOB: 1938	Trustee	Since 2015	Founder and President, Three Lakes Advisors, Inc. (1996-present).	5	None
Paul Hatch YOB: 1957	Trustee Nominee	N/A	Chief Executive Officer, Vestria Capital (investment adviser services) (2022-present); formerly, Co-Founder, Convergency Partners (2020-2022).	N/A	FLX Networks (2020-present).

Jay Jackson YOB: 1972	Trustee Nominee	N/A	Chief Executive Officer, Abacus Settlements, LLC (2016-present).	N/A	Senior Resource Alliance, LLC (2020-present); Lapetus Solutions, LLC (2021-present); Insured Connect, LLC (2023-present).

Experience, Qualifications and Attributes

The Nominating Committee of the Board is responsible for identifying, evaluating and recommending trustee candidates to the Board.  The Nominating Committee reviews the background and the educational, business, professional or other relevant experience of trustee candidates and the candidates’ expected contributions to the Board.  Trustees selected to serve on the Board are expected to have certain uniform characteristics, such as a very high level of integrity, appropriate skill and experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. In addition to those qualities, and based on each Trustee Nominee’s experience, qualifications and attributes, and anticipated contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Trustee Nominee should serve as a Trustee:

Mr. Kelly has extensive experience in the investment management industry, including as founder and president of an investment adviser.

Mr. Hatch began his career as an officer in the US Navy, after having graduated from the US Naval Academy in Annapolis, and has extensive experience in the investment management industry, including at large asset management firms.

Mr. Jackson is the President and Chief Executive Officer of ABL and has over 20 years of experience in the financial services and life settlement industry.

Board Structure

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of FCF and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is currently comprised of three Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of FCF. The other Trustees are Independent Trustees. The fund complex includes all funds advised by FCF (“Fund Complex”).

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

Name, Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee Nominee	Other Directorships Held by Trustee Nominee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Retired Since 2014.	5	Director, TrimTabs Investment Research (2016-2017)(a)
David A. Kelly YOB: 1938	Trustee Nominee	N/A	Founder and President, Three Lakes Advisors, Inc. (1996-present).	5	None
Interested Trustee
Jacob Pluchenik(b) YOB: 1976	Trustee, President and Principal Executive Officer	Trustee since 2021; President and Principal Executive Officer since November 2022.	Managing Member, GF Investments (2005-present); Member, FCF Advisors LLC (2016-present).	5	None
(a)	TrimTabs Investment Research does not control and is not controlled by or under common control with FCF.
(b)	Mr. Pluchenik is considered an Interested Trustee because of his ownership interest in FCF.

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established.  The officers of the Trust, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Name, Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Derin Cohen YOB: 1991	Chief Compliance Officer and Anti-Money Laundering Officer	Chief Compliance Officer and Anti-Money Laundering Officer since 2019; Vice President (2018-2019)
Chief Operating & Compliance Officer, FCF Advisors LLC (2019-present) and Vice President, Marketing and Operations (2017-2019); Lead Generation Associate, SinglePlatform (2017-2017); Internal Control Associate, Maaxim Group LLC (2013-2017)

Vince (Qijun) Chen YOB: 1994	Vice President, Treasurer and Principal Financial Officer	Since 2019
Director of Research, FCF Advisors LLC (2022-present); Portfolio Manager, FCF Advisors LLC (2021-present); Quantitative Analyst, FCF Advisors LLC (2017-present); Application Developer, NYC Human Resources Administration (2017-2017)

Mr. Pluchenik is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with FCF and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent

Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Board of the Trust met five times during the fiscal year ended July 31, 2024.

The Board will conduct a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, which may include the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to FCF and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of FCF and the Trust’s other service providers. As part of its oversight function, the Board monitors FCF’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, FCF, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Risk Oversight

The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its officers, as part of its oversight responsibilities, oversees the services provided by FCF and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, FCF and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its officers, receives and reviews information from FCF, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective and principal investment strategies or restrictions, and reviews any areas of non-compliance with any of the foregoing. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s CCO on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee. Each Independent Trustee serves on each of these committees.

 The purposes of the Audit Committee are to: (1) oversee generally the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Funds’ financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended July 31, 2024, the Audit Committee met four times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Interested Person”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Nominating Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. The Nominating Committee met once during the fiscal year ended July 31, 2024.

The purpose of the Qualified Legal Compliance Committee is to evaluate and recommend resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the fiscal year ended July 31, 2024.

Candidate Nomination Process

As noted above, the Nominating Committee identifies, evaluates and recommends candidates for Board membership. The Nominating Committee has adopted a written charter, which is attached as Appendix D.  Such charter sets forth, among other things, certain criteria that the Nominating Committee uses to evaluate Board candidates.  The Nominating Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive information regarding such candidate’s background and the educational, business, professional or other relevant experience of the candidate, whether such candidate serves on other boards or has prior experience, and whether the candidate has knowledge and experience relating to investment companies and investment company governance.  A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

The Nominating Committee generally believes that diversity of backgrounds, skills and experience benefits the Board, and it seeks candidates that will provide the Board with a broad cross section of backgrounds, functional disciplines and experience. However, the Nominating Committee has not adopted a formal policy in this regard.

Ownership of Fund Shares

The following table provides the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee as of [_________], 2024:

Name of Trustee or Nominee	Dollar Range of Equity Securities in FCF International Quality ETF	Dollar Range of Equity Securities in FCF US Quality ETF	Dollar Range of Equity Securities in Donoghue Forlines Innovation ETF	Dollar Range of Equity Securities in Donoghue Forlines Tactical High Yield ETF	Dollar Range of Equity Securities in Donoghue Forlines Yield Enhanced Real Asset ETF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Jacob Pluchenik	[$0]	[Over $100,000]	[$0]	[$0]	[$0]	[Over $100,000]
Stephen J. Posner	[$0]	[$0]	[$0]	[$0]	[$0]	[$0]
David A. Kelly	[$0]	[$0]	[$0]	[$0]	[$0]	[$0]
Paul Hatch	[$0]	[$0]	[$0]	[$0]	[$0]	[$0]
Jay Jackson	[$0]	[$0]	[$0]	[$0]	[$0]	[$0]

As of [______], 2024, each Trustee, Trustee Nominee and executive officer of the Trust individually, and collectively as a group, owned less than 1% of the outstanding shares of each Fund. To the best of the Trust’s knowledge, as of [______], 2024, no person owned beneficially 5% or more of the outstanding shares of any Fund’s securities, except as set out in Appendix E.

Compensation

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust’s officers and the interested Trustees receive no compensation directly from the Trust.

The table shows the total compensation paid to the Trustees for the Fund Complex for the fiscal year ended July 31, 2023:

Independent Trustees	Compensation*	Compensation Deferred	Total Compensation for the Fund Complex Paid to Trustees*
Stephen J. Posner	$18,000	$0	$18,000
David A. Kelly	$18,000	$0	$18,000
Interested Trustee
Jacob Pluchenik	N/A	N/A	N/A

*   Pursuant to the terms of its investment advisory agreement with respect to the Funds, FCF bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Trustee compensation.

Changes to the Board

Recently, Mr. Pluchenik has indicated to the Trust his desire to resign from his position as Trustee and Chairman of the Board upon the election of his duly elected successor.  The Nominating Committee, which consists of the Independent Trustees, considered for nomination Mr. Jackson as an Interested Person of the Trust.  If the Proposal is approved by shareholders, Mr. Pluchenik will resign from the Board and Mr. Jackson will become an Interested Trustee.

Required Vote

Shareholders of the Trust, including each Fund, will vote together to elect the Trustee Nominees to the Board.  The presence at the Special Meeting, virtually or by proxy, of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Trust shall be sufficient to constitute a quorum.  Trustees are elected by the affirmative vote of a plurality of votes cast at the Special Meeting, either virtually or by proxy, and entitled to vote.  A plurality vote means that the nominees with the most votes will be elected to the available seats. As such, each Trustee Nominee may be elected to the Board with the affirmative vote of less than half of the outstanding shares of the Trust voting at the Special Meeting.  In the election of trustees, votes may be cast in favor or withheld.  Because each Trustee Nominee is running unopposed, each is expected to be elected, as votes withheld will have no effect on the outcome of Proposal 1.

Recommendation of the Board

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Trust vote “FOR” the election of each Trustee Nominee.

PROPOSALS 2 AND 3
APPROVAL OF NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS

Background

FCF currently serves as each Fund’s investment adviser pursuant to the Existing Advisory Agreement. Since 2015, the Glick family has held a controlling interest in FCF through ownership of one or more entities holding a majority of the membership units in FCF. Donoghue currently serves as each Sub-Advised Fund’s sub-adviser pursuant to the Existing Sub-Advisory Agreements.

On August 6, 2024, FCF entered into a definitive agreement with ABL, pursuant to which ABL will acquire FCF. The closing of the Transaction may be deemed to constitute an “assignment” under the 1940 Act of the Existing Advisory Agreement. Under the terms of the Existing Advisory Agreement, and as required by the 1940 Act, an “assignment” results in its automatic termination. As a result, the closing of the Transaction will cause the termination of the Existing Advisory Agreement. In addition, each Existing Sub-Advisory Agreement includes a provision requiring its automatic termination upon termination of the Existing Advisory Agreement. Consequently, the termination of the Existing Advisory Agreement upon the closing of the Transaction will result in the termination of the Existing Sub-Advisory Agreements.

To provide for a continuous investment program for the Funds after the close of the Transaction, at a meeting held on July 17, 2023, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and New Sub-Advisory Agreements, as well as the Interim Advisory Agreement and Interim Sub-Advisory Agreement.

The Funds are seeking approval of the New Advisory Agreement between the Trust, on behalf of each of the Funds, and FCF, which, if approved by each Fund’s shareholders, will replace the Existing Advisory Agreement. The terms of the New Advisory Agreement are materially the same as those of the Existing Advisory Agreement. The management fees payable by the Funds will be the same under the New Advisory Agreement as they were under the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Appendix A.

The Funds are also seeking approval of the New Sub-Advisory Agreements between FCF and Donoghue, which, if approved by each Sub-Advised Fund’s shareholders, will replace the Existing Sub-Advisory Agreements. The terms of the New Sub-Advisory Agreements proposed for the Sub-Advised Funds are materially the same as those of the Existing Sub-Advisory Agreements. The fees to be paid to Donoghue by FCF under the New Sub-Advisory Agreements will be the same as they were under the Existing Sub-Advisory Agreements. A form of the New Sub-Advisory Agreement for DFNV and DFHY is attached to this Proxy Statement as Appendix B, and a form of the New Sub-Advisory Agreement for DFRA is attached to this Proxy Statement as Appendix C.

The 1940 Act requires that a new investment advisory agreement be approved by both a majority of trustees who are not parties to such contract or agreement or “interested persons” of any such party and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Board, including both of the Independent Trustees, has approved the New Advisory Agreement and the New Sub-Advisory Agreements and believes them to be in the best interest of each Fund and Sub-Advised Fund, respectively, and their shareholders. If the New Advisory Agreement and each New Sub-Advisory Agreement are approved by a majority of each Fund’s or Sub-Advised Fund’s outstanding voting securities (as defined under the 1940 Act), respectively, at the Special Meeting, the New Advisory Agreement and New Sub-Advisory Agreements will become effective on the later of that date and the closing of the Transaction.

The shareholders of each Fund are being asked at the Special Meeting to approve the New Advisory Agreement between the Trust, on behalf of such Fund, and FCF for an initial two-year term. If the Trust enters into the New Advisory Agreement, the Existing Advisory Agreement with FCF will be terminated at such time. The shareholders of each Sub-Advised Fund are being asked at the Special Meeting to approve the New Sub-Advisory Agreement between FCF and Donoghue applicable to their Sub-Advised Fund for an initial two-year term. If FCF and Donoghue enter into the New Sub-Advisory Agreements, the Existing Sub-Advisory Agreements will be terminated at such time. The Board believes that the approval of the New Advisory Agreement and the New Sub-Advisory Agreements is in the best interest of the Funds and Sub-Advised Funds, respectively, and that shareholders of the Funds will benefit based on the considerations discussed below.

The Interim Advisory Agreement and/or Interim Sub-Advisory Agreement will take effect with respect to the applicable Fund on the closing of the Transaction if the New Advisory Agreement and/or New Sub-Advisory Agreement has not been approved by shareholders of that Fund, and ABL waives certain closing conditions. The Interim Advisory Agreement allows FCF to continue to serve as the investment adviser of each Fund, and the Interim Sub-Advisory Agreement allows Donoghue to continue to serve as the sub-adviser of each Sub-Advised Fund, for up to 150 days following the consummation of the Transaction. Except for the 150-day term, a 10-day termination right by the Board or by the shareholders of each Fund, and provisions related to the escrow of investment advisory fees earned by FCF or Donoghue, as applicable, during the interim period, the Interim Advisory Agreement and Interim Sub-Advisory Agreement is the same in all material respects as the corresponding Existing Advisory Agreement and Existing Sub-Advisory Agreement, respectively.

Additional Information About the Existing Advisory Agreement

The Existing Advisory Agreement is dated June 2, 2015, and was most recently approved by the Board for an additional one-year period for each Fund on March 12, 2024. Under the Existing Advisory Agreement, TTAI and TTAC each pay FCF an investment advisory fee at an annualized rate of 0.59%, and DFNV, DFHY and DFRA each pay FCF an investment advisory fee at an annualized rate of 0.69%, each of which is calculated daily and paid monthly, based on its average daily net assets. FCF bears all of its own costs associated with providing these advisory services. In addition, the investment advisory fee for each Fund is structured as a “unified fee.” Accordingly, FCF pays all expenses of each Fund, except for the fee payment under the Existing Advisory Agreement, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

For the fiscal years ended July 31, 2022 and 2023, the Funds paid FCF the following investment advisory fees:

	Fiscal Year Ended July 31, 2023	Fiscal Year Ended July 31, 2022
FCF International Quality ETF	$260,111	$399,992
FCF US Quality ETF	$1,032,916	$1,147,390
Donoghue Forlines Innovation ETF	$380,859	$618,608
Donoghue Forlines Tactical High Yield ETF	$250,007	$438,052
Donoghue Forlines Yield Enhanced Real Asset ETF	$291,334	$285,963

Other than the investment advisory fees noted above, the Funds did not make any material payments to FCF or any affiliated person of FCF during the fiscal year ended July 31, 2023.

Additional Information About the Existing Sub-Advisory Agreements

The Existing Sub-Advisory Agreement between FCF and Donoghue with respect to DFNV and DFHY is dated November 9, 2020, and was most recently approved by the Board for an additional one-year period for DFNV and DFHY on March 12, 2024. The Existing Sub-Advisory Agreement between FCF and Donoghue with respect to DFRA is dated November 29, 2021, and was most recently approved by the Board for an additional one-year period for DFRA on March 12, 2024.

 Under the Existing Sub-Advisory Agreement with respect to DFNV and DFHY, FCF will pays Donoghue a fee, payable monthly in arrears, equal to 50% of the gross advisory fee payable by DFNV and DFHY to FCF for such month.

Under the Existing Sub-Advisory Agreement with respect to DFRA, FCF pays Donoghue a fee, payable monthly in arrears, equal to an annualized rate of 0.62% of DFRA’s average daily net assets. In addition, under the Existing Sub-Advisory Agreement with DFRA, FCF has delegated to Donoghue the obligation to pay all expenses of DFRA, except for any fees paid by FCF and the following expenses, each of which are paid by DFRA: the fee payment under the Existing Advisory Agreement, payments under DFRA’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or DFRA may be a party and indemnification of the Trustees and officers with respect thereto).

The Funds did not make any material payments to Donoghue or any affiliated person of Donoghue during the fiscal year ended July 31, 2023, as FCF pays Donoghue for the provision of sub-advisory services out of the investment advisory fee FCF receives from each Fund under the Existing Advisory Agreement.

Additional Information about FCF and Donoghue

FCF is a Delaware limited liability corporation having its principal offices at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105. FCF is currently majority owned by owned Sausalito Partners, LLC. After the Transaction, FCF will be a wholly owned subsidiary of ABL, which is a publicly held company that is organized as a Delaware corporation having its principal offices at 2101 Park Center Drive, Suite 170, Orlando, Florida 32835. FCF is registered as an investment adviser under the Investment Advisers Act of 1940. The following table sets forth the principal executive officers and members of FCF and their principal occupations. The business address of each such person is 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

Name	Position with FCF	Position with Trust
Jacob Pluchenik	President and Member	Trustee, President and Principal Executive Officer

Derin Cohen	Chief Compliance Officer and Anti-Money Laundering Officer	Chief Compliance Officer and Anti-Money Laundering Officer

Vince (Qijun) Chen	Vice President, Treasurer, and Principal Financial Officer	Vice President, Treasurer, and Principal Financial Officer

Paul J. Isaac	Member	None

Sanford R. Robertson	Member	None

Robert J. Shea	Member	None

Donoghue is a Delaware limited liability company having its principal offices at One International Place, Suite 310, Boston, MA 02110. Donoghue is majority-owned by WEDCO Acquisition Co., LLC, which is owned and controlled by David A. Minella, through his ownership of Minella Capital Management, LLC. The following table sets forth the principal executive officers and directors of Donoghue and their principal occupations. The business address of each such person is One International Place, Suite 310, Boston, MA 02110.

Name	Position with Donoghue	Position with Trust
Jeffrey R. Thompson	Chief Executive Officer and Director	None

Richard E. Molari	Chief Operating Officer, Treasurer and Director	None

John A. Forlines III	Chief Investment Officer and Director	None

J. Alexander Earp	Chief Compliance Officer	None

David A. Minella	Director	None

The Trustees, other than Mr. Pluchenik, did not have any direct or indirect material interest in any material transactions since the beginning of the most recently completed fiscal year of each Fund, nor did the Trustees, other than Mr. Pluchenik, have any direct or indirect material interest in any material proposed transactions since the beginning of the most recently completed fiscal year of each Fund, to which FCF, Donoghue, ABL or any subsidiary thereof, was or is to be a party. Mr. Pluchenik is an “interested person” (as defined in the 1940 Act) of the Funds because he has an ownership interest in FCF. In addition, all of the Trust’s officers are employees of FCF or its affiliates. After the Transaction, certain employees of FCF are expected to enter into employment agreements with ABL to remain employees of FCF or its affiliates. Because of their positions with FCF or its affiliates, the officers and Interested Trustee will benefit from any management fees paid by the Funds. No Independent Trustee owns any securities or has any other material direct or indirect interest in FCF, Donoghue or any other person controlling, controlled by or under common control with FCF or Donoghue, including ABL, currently or upon closing of the Transaction.

Affiliated Brokerage Commissions

During the fiscal year ended July 31, 2023, none of the Funds paid any commissions to an affiliated broker.

Section 15(f) of the 1940 Act

FCF has acknowledged and agreed that the Transaction is intended to qualify for the treatment described in Section 15(f) of the 1940 Act. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board will meet this test assuming approval of Proposal 1.

Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the SEC staff) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). FCF and ABL have each represented that they do not have any express or implied understanding or arrangement that would reasonably be expected to impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund for purposes of Section 15(f) of the 1940 Act as a result of the Transaction. FCF has acknowledged and agreed that the Transaction is intended to qualify for the treatment described in Section 15(f) of the 1940 Act.

Board Considerations

In connection with the Transaction, the Board, including the Independent Trustees, reviewed the materials furnished by FCF and ABL at a meeting held on July 17, 2024 (the “July 2024 Meeting”). At the July 2024 Meeting, the Board considered that it had last approved the Existing Advisory Agreement for the Funds and the Existing Sub-Advisory Agreements for the Sub-Advised Funds at a meeting of the Board held on March 12, 2024 (the “March 2024 Meeting”). At the July 2024 Meeting, FCF represented that the Board could continue to rely on the materials FCF and Donoghue provided at the March 2024 Meeting. As such, the Board determined that its considerations for approving the Existing Advisory Agreement and Existing Sub-Advisory Agreements from the March 2024 Meeting remained relevant for approving the New Advisory Agreement and New Sub-Advisory Agreements.

Accordingly, at the July 2024 Meeting, the Board considered the following factors, among others, in connection with its approval of the New Advisory Agreement and New Sub-Advisory Agreements, as it pertained to each Fund: (1) the nature, extent, and quality of the services provided by FCF and Donoghue; (2) the investment performance of each Fund; (3) a comparison of fees and expenses of each Fund to its respective peer group (“Peer Group”); (4) the profitability to FCF and Donoghue; (5) the extent to which economies of scale might be realized as each Fund grows; and (6) any ancillary benefits derived by FCF and Donoghue from their relationships with the Funds. The Board also considered the materials that they had received at past meetings, including at the March 2024 Meeting, relating to the nature, extent and quality of FCF’s and Donoghue’s services, including information concerning each Fund’s advisory fee, sub-advisory fee, total expense ratio and performance.

With respect to the Transaction, the Board considered information about the structure and material terms and conditions of the Transaction, including whether there would be any material changes to FCF’s resources, operations, staffing or other functions related to operation or administration of the Funds. The Board also considered ABL’s business approach, regulatory and compliance record, and plans with respect to the Funds and the Trust immediately after the Transaction. Further, the Board considered commitments from FCF and ABL that: (i) the Funds would not bear any expenses in connection with obtaining shareholder approvals of the New Advisory Agreement and New Sub-Advisory Agreements; (ii) neither FCF nor ABL will take any steps that would impose any “unfair burden” (as that term is used in Section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction; (iii) no changes to FCF’s personnel are planned as a result of the Transaction; and (iv) no changes to the Funds’ investment objectives, investment strategies or policies are planned in connection with the Transaction.

Prior to approving the New Advisory Agreement and New Sub-Advisory Agreements, the Independent Trustees met in executive session with counsel to the Independent Trustees without representatives of FCF or Donoghue.  The Independent Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to their consideration of the New Advisory Agreement and New Sub-Advisory Agreement for each Fund and Sub-Advised Fund, respectively.  The Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and New Sub-Advisory Agreements and the weight to be given to each such factor.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of both FCF (who perform services for TTAC and TTAI) and Donoghue (who perform services for the Sub-Advised Funds), the compliance functions of FCF and Donoghue, and the financial conditions of FCF and Donoghue.  The Board noted that the same portfolio management teams currently providing services to the Funds would continue to provide services to the Funds under the New Advisory Agreement and New Sub-Advisory Agreements. Further, the Board evaluated the integrity of FCF’s and Donoghue’s personnel and the ability of such personnel to manage each Fund’s investments in accordance with each Fund's stated investment objective and policies after the Transaction. The Board also considered that there were no proposed changes to the stock selection models on which FCF currently relies in managing each of TTAC and TTAI or to the Sub-Advised Funds’ index-based strategies pursuant to which FCF’s affiliate serves as index provider. The Board further considered whether FCF may benefit from the infrastructure and resources to be provided by ABL after the Transaction.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the nature, extent and quality of the services to be provided after the Transaction supported approval of the New Advisory Agreement for each Fund and New Sub-Advisory Agreement for each Sub-Advised Fund.

Performance. The Board noted that it considered each Fund’s since inception, one-year, three-year and five-year performance, as applicable, at the March 2024 Meeting.  The Board recalled that each Fund had periods of outperformance and that the investment objectives and principal investment strategies of the Funds would remain the same after the Transaction.  The Board also considered that FCF’s and Donoghue’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that FCF’s and Donoghue’s performance record in managing each of the Funds and Sub-Advised Funds, respectively, demonstrated that their continued management of the Funds following the Transaction will benefit the Funds and, therefore, supported approval of the New Advisory Agreement and New Sub-Advisory Agreements.

Comparative Fees and Expenses. The Board considered that there would be no changes to the advisory and sub-advisory fees under the New Advisory Agreement and the New Sub-Advisory Agreements, respectively.  The Board also observed that at the March 2024 Meeting it considered information compiled by the Funds’ administrator comparing each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of each Fund’s respective Peer Group.  The Board recalled that each Fund’s advisory fee and expense ratio were both higher than the median and average, but below the maximum, advisory fees and expense ratios of their corresponding Peer Groups.  The Board also considered that ABL does not expect changes in fees of the Funds after the Transaction.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that each Fund’s fees and expenses, which would not change after the Transaction, supported approval of the New Advisory Agreement and New Sub-Advisory Agreements.

Economies of Scale. The Board noted that it considered information provided by FCF and Donoghue pertaining to economies of scale at the March 2024 Meeting.  The Board also considered whether economies of scale would be realized with FCF being part of a larger organization, which could increase FCF's profitability. Notwithstanding the potential for FCF to realize increased profitability after the Transaction, the Board noted that each Fund’s advisory fee would continue to benefit from the unified fee structure, which provides a level of certainty in expenses for each Fund.

Based on their review, the current asset levels of the Funds, and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the possibility of realizing some additional economies of scale after the Transaction was not a material factor in connection with the approval of the New Advisory Agreement and New Sub-Advisory Agreements at this time.

Cost and Profitability. The Board also reviewed the compensation and benefits received by FCF and Donoghue from their relationships with the Funds.  In this regard, the Board took into consideration that the advisory fee for each Fund was, and will continue to be after the Transaction, structured as a “unified fee,” pursuant to which FCF pays all of the Funds’ expenses, except for the fee payment under the New Advisory Agreement, payments under each Fund’s Rule 12b-1 plan (if any), brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and considered the benefits that accrue to each Fund as a result of this fee structure.  The Board noted that FCF is therefore contractually responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fees and resources.  The Board also considered the extent to which Donoghue bears a portion of these expenses for each Sub-Advised Fund pursuant to the applicable Existing Sub-Advisory Agreement and would continue to do so immediately after the Transaction pursuant to the New Sub-Advisory Agreements.  For DFRA, the Board considered the extent to which Donoghue bears a majority of these expenses under the Existing Sub-Advisory Agreement and will continue to do so under the New Sub-Advisory Agreement, pursuant to which FCF delegates to Donoghue the obligation to pay the foregoing expenses (except for certain expenses paid by FCF).  The Board also noted that under the Existing Sub-Advisory Agreement for DFNV and DFHY, Donoghue supplements a portion of the costs of operating DFNV and DFHY and noted that Donoghue would continue to supplement such costs under the New Sub-Advisory Agreement.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that the profitability analysis supported approval of the New Advisory Agreement and New Sub-Advisory Agreements.

Ancillary Benefits.  The Board then considered the extent to which FCF and Donoghue might derive ancillary (or fall-out) benefits as a result of their relationships with the Funds.  For example, the Board noted that FCF and Donoghue may engage in soft dollar transactions in the future, although neither currently plans to do so. The Board also noted that FCF and Donoghue may obtain a reputational benefit from the success of any Fund.

Based on their review and other considerations, the Board concluded, in the exercise of its reasonable business judgment, that ancillary benefits were not a material factor in connection with the approval of the New Advisory Agreement and New Sub-Advisory Agreements.

Conclusion.  Based on their review of the facts and circumstances related to the New Advisory Agreement and New Sub-Advisory Agreements, the Trustees concluded that each Fund and its shareholders could benefit from FCF’s and, with respect to the Sub-Advised Funds, Donoghue’s management under the New Advisory Agreement and New Sub-Advisory Agreements.  Thus, the Board determined that the approval of the New Advisory Agreement with respect to each Fund and the New Sub-Advisory Agreement with respect to each Sub-Advised Fund was appropriate and in the best interest of each Fund and its shareholders.  In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors.  Based on their review, including consideration of each of the factors referenced above, the Trustees determined, in the exercise of their reasonable business judgment, that the advisory and sub-advisory arrangements for each Fund, as outlined in the New Advisory Agreement and New Sub-Advisory Agreements, respectively, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement on behalf of each Fund and the New Sub-Advisory Agreements with respect to the Sub-Advised Funds.

Required Vote

To become effective with regard to a Fund, the New Advisory Agreement and, with respect to a Sub-Advised Fund, the New Sub-Advisory Agreement, must be approved by the affirmative vote of the holders of a majority of the outstanding voting securities shares of the Fund. The 1940 Act defines “a majority of outstanding voting securities” of the Fund as (a) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. The approval of the New Advisory Agreement or a New Sub-Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement or a New Sub-Advisory Agreement by any other Fund. If the shareholders of a Fund do not approve the New Advisory Agreement or a New Sub-Advisory Agreement but ABL and FCF proceed to closing the Transaction, the closing may be deemed to result in the termination of the Existing Advisory Agreement and Existing Sub-Advisory Agreement, respectively, of the Funds that have not approved the New Advisory Agreement and New Sub-Advisory Agreement. In such case, the Board will determine what action to take in the best interests of the shareholders of the relevant Funds in order to ensure continued management, including reliance on the Interim Advisory Agreement and/or Interim Sub-Advisory Agreement, as applicable.

Recommendation of the Board

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Trust vote “FOR” the New Advisory Agreement and the New Sub-Advisory Agreements.

OTHER INFORMATION

Other Business

The Trustees do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Submission of Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and the Trust currently does not intend to hold such shareholder meetings in any year unless certain specified shareholder actions are required to be taken under the Trust’s charter documents or in accordance with the 1940 Act.

Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder desiring to submit a proposal to be presented at any meeting of shareholders of the Trust hereafter called may submit such proposal to the CCO of the Trust at the Trust’s principal offices, to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. However, the timely submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement or presented at a shareholder meeting; whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law.

Shareholder Communications

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to the Trust’s office.  Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any Trustee, nominee or affiliated person of such Trustee or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee, nominee or executive officer of the Funds within the past ten years.

INFORMATION ABOUT THE SPECIAL MEETING

Record Date

Shareholders of record of the Trust as of the close of business on the Record Date are entitled to vote at the Special Meeting. Shareholders of the Trust on the Record Date will be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share that they own.  No shares have cumulative voting rights in the election of Trustees.  The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement.  As of the Record Date, the following number of shares were issued and outstanding for each Fund:

Fund	Number of Shares Outstanding
FCF US Quality ETF	[______________]
FCF International Quality ETF	[______________]
Donoghue Forlines Innovation ETF	[______________]
Donoghue Forlines Tactical High Yield ETF	[______________]

Donoghue Forlines Yield Enhanced Real Asset ETF	[______________]

Revocation of Proxies

Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Special Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting at that time on the matter.

The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Special Meeting and vote your shares or revoke a previous proxy at the Special Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Special Meeting.

Quorum and Adjournment

The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Trust entitled to vote, as of the Record Date, and present virtually or by proxy at the Special Meeting shall constitute a quorum. In the event that the necessary quorum to transact business is not present at the Special Meeting, the Chairperson of the Special Meeting may adjourn the Special Meeting to a designated time and place, within a reasonable time after the date set for the original Special Meeting, to permit further solicitation of proxies, in accordance with applicable law and the Trust Instrument and By-Laws of the Trust. Even if a quorum is present at the Special Meeting, the Special Meeting may be adjourned. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote “AGAINST” any such adjournment those proxies to be withheld.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present for purposes of determining a quorum, but will not be treated as votes cast at the Special Meeting. In addition, if a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote on any Proposal for a Fund (referred to as a “broker non-vote”), those shares will not be counted as present and entitled to vote at the Special Meeting for that Fund; however, if such broker or nominee has discretionary authority to vote on any one Proposal with respect to a Fund, then those shares will be counted as present and entitled to vote at the Special Meeting for that Fund even if such broker or nominee submits a broker non-vote on any other Proposal for such Fund. Accordingly, for purposes of determining the approval of Proposals 2 and 3, abstentions and broker non-votes will have the effect of votes against those Proposals. With respect to Proposal 1, so long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the Proposal to elect the Trustee Nominees. With respect to a proposed adjournment of the Special Meeting, shares present and entitled to vote that are represented by broker non-votes, may, at the discretion of the proxies named herein, be voted in favor of such an adjournment.

Discretionary Voting. Broker-dealers that hold Fund shares in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. If you are a beneficial owner of Fund shares held by a broker-dealer or other intermediary, you may instruct the broker-dealer or other intermediary that holds your shares as to how to vote your shares via the voting instruction form included with this Proxy Statement. All voting instruction forms timely received by the broker-dealer or other intermediary that holds your shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker-dealer or other intermediary with specific voting instructions, then your shares are referred to as “broker non-votes.” The Trust understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Because the election of Trustee Nominees is a “routine” matter, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. The broker-dealer firm, however, cannot vote uninstructed shares on a “non-routine” matter, such as Proposals 2 and 3, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares. As a result, in order for your vote to be counted on Proposals 2 and 3, you must submit your voting instruction form to your broker-dealer or other intermediary.

Solicitation of Proxies; Expenses

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers, by the employees or representatives of FCF, or by a proxy soliciting firm retained by the Trust. EQ Fund Solutions, LLC (“EQ”) will serve as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The proxy solicitor has estimated costs associated with its services to be approximately $78,000; however, costs may vary depending on the number of solicitations made. Such costs will be paid by FCF. The Trusts’ officers, and those employees and representatives of FCF who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON [OCTOBER 18], 2021.

This Proxy Statement and other proxy materials are available at:
https://vote.proxyonline.com/trimtabs/docs/2024.pdf

GENERAL INFORMATION; MANAGEMENT AND OTHER SERVICE PROVIDERS

Service Providers

Investment Adviser. FCF Advisors LLC acts as the investment adviser to each Fund. FCF is located at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

Investment Sub-Adviser:  Donoghue Forlines LLC (the “Sub-Adviser”) acts as the sub-adviser to the Sub-Advised Funds. Donoghue is located at One International Place, Suite 310, Boston, MA 02110.

Principal Underwriter. Quasar Distributors, LLC (“Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Funds.

Administrator. U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, accountant and transfer agent to the Funds.

Independent Registered Public Accounting Firm

On March 6, 2023, Cohen & Company, Ltd. (“Cohen”) finalized the acquisition of the Investment Management Group of BBD, LLP (“BBD”), which resulted in the client-independent registered public accounting firm relationship between the Funds and BBD ceasing on March 13, 2023.

The Funds, upon the recommendation and approval of their Audit Committee and the Board, engaged Cohen as their new independent registered public accounting firm on June 13, 2023, to audit the Funds’ financial statements for the fiscal year ending July 31, 2023.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended July 31, 2022 and July 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended July 31, 2022 and July 31, 2021, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the Registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended July 31, 2022 and July 31, 2021, and during the subsequent interim period through March 13, 2023, neither the Trust, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Cohen has been selected as the Trust’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of the Board, including a majority of the Independent Trustees, to audit the financial statements of the Funds for the fiscal year ended July 31, 2023. Representatives of Cohen are not expected to be present at the Special Meeting. In the event representatives of Cohen do attend the Special Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

The following table shows the aggregate fees that Cohen and BBD billed the Trust for the fiscal years ended July 31, 2022 and July 31, 2023. With respect to the line items in the tables, “Audit fees” are those fees associated with the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$64,500	$64,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$15,000	$15,000
(d) All Other Fees	N/A	N/A

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre‑approve all audit and non‑audit services of the Trust, including services provided to any entity affiliated with the Trust.

In accordance with its pre-approval policies and procedures, all of the audit services for the fiscal years indicated for the Trust were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Cohen and BBD did not bill, and the Trust did not pay, any fees related to non-audit services for services to the Trust and to FCF (or to any other entity controlling, controlled by, or under common control with FCF that provides ongoing services to the Funds) for the last two years.  The Audit Committee has considered whether the provision of non-audit services that were rendered to FCF is compatible with maintaining Cohen’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised Cohen’s independence.  The Trust did not pay any fees for non-audit services pursuant to a waiver of pre-approval.

The Audit Committee has not needed to consider whether the provision of non-audit services, including tax-related services, that were rendered to FCF (or to any other entity controlling, controlled by, or under common control with FCF that provides ongoing services to the Funds), and that were not pre-approved pursuant to the pre-approval policies and procedures, is compatible with maintaining Cohen’s independence as no such non-audit services were provided by Cohen.

Shareholder Reports

Copies of each Fund’s Annual Report for the fiscal year ended July 31, 2023, and the succeeding Semi-Annual Report, has been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report and Semi-Annual Report for a Fund. You can obtain copies of the Annual Report and Semi-Annual Report of a Fund, without charge, by writing to the Trust at: TrimTabs ETF Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or calling the Trust at: 800-617-0004. Copies of each Fund’s Annual and Semi-Annual Reports are also available, free of charge, at www.fcf-funds.com.

Householding

It is the policy of the Funds to mail only one copy of Fund documents, including this Proxy Statement, to all shareholders who share the same mailing address and share the same last name and have invested in any of the Funds. You are deemed to consent to this policy unless you specifically revoked this policy and requested that separate copies of Fund documents, including proxy statements, be mailed to you. You may request that a separate copy of this Proxy Statement be mailed to you by writing to the Trust at: TrimTabs ETF Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or calling the Trust at: 800-617-0004.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Agreement made as of [_], 2024, between TRIMTABS ETF TRUST, a Delaware statutory trust (“Trust”), and FCF Advisors LLC (“Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company; and

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares of the series listed on Schedule A hereto (“Funds”), and may issue shares in any other series as to which this Agreement may hereafter be made applicable, including by amending Schedule A hereto from time to time (included in the defined term Funds;

WHEREAS, the Adviser has entered into a definitive agreement with Abacus Life, Inc. (“ABL”) under which ABL will acquire all of the issued and outstanding membership interests in the Adviser (the “Transaction”);

WHEREAS, as part of the Transaction, the Adviser will become a wholly owned subsidiary of ABL;

WHEREAS, the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Prior Advisory Agreement”) is expected to terminate upon the closing of the Transaction as a result of the “assignment” of the Prior Advisory Agreement within the meaning of the 1940 Act, and a new investment advisory agreement (the “New Advisory Agreement”) between such parties is expected to still be pending approval by shareholders of the Funds;

WHEREAS, the Trust desires to continue to retain Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and Adviser is willing to continue to furnish such services;

WHEREAS, the Trust, on behalf of each Fund, and the Adviser desire to enter into this Agreement so that the Adviser may, pending shareholder approval of the New Advisory Agreement, provide investment advisory and portfolio management services to each Fund in conformity with Rule 15a-4 under the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT AND DELIVERY OF DOCUMENTS.

(a)The Trust hereby appoints Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)The Trust has delivered, or will delivery within 45 days, to the Adviser copies of the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”). The Adviser has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all material amendments of or supplements to the Code and shall furnish the Trust with all updated versions of the Code at least annually.

2. REPRESENTATIONS AND DUTIES OF ADVISER.

(a)Subject to the supervision and direction of the Trust’s Board of Trustees (each, a “Trustee,” and collectively, the “Board”), Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Adviser will determine, from time to time, what securities and other investments will be purchased, retained or sold by the Fund. In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions set from time to time by the Board as well as the limitations imposed by the Organic Documents and the relevant Fund’s Registration Statement, the limitations in the 1940 Act, the Securities Act of 1933, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(b) Adviser agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research, analysis, advice and similar services. Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c) Adviser will maintain records relating to portfolio transactions on behalf of the Funds and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(d) Adviser will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) or as more frequently requested by the Board. In addition, Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and Funds. Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which a Fund’s fund accountant cannot obtain prices in the ordinary course of business.

(e) The Trust hereby authorizes Adviser and any entity or person associated with Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Fund, which transaction is permitted by Section 11(a) of the Exchange Act and the rules thereunder, and the Trust hereby consents to the retention of compensation by Adviser or any person or entity associated with Adviser for such transaction.

(f) Adviser on its own initiative will furnish the Board with such information as the Adviser may believe appropriate for keeping the Board informed of important developments affecting the Trust, each Fund and the Adviser. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to or promptly after such change. In addition, whenever requested by the Board, Adviser will report to the Board on developments related to the Trust, any Fund or Adviser.

(g) Adviser will cooperate with the Funds’ independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h) Adviser will provide the Funds’ custodian(s), transfer agent and/or fund accountant, as applicable, on each business day with such information relating to all transactions concerning the Fund’s assets as such party may reasonably require. In this respect, for in-kind transaction for Fund shares, Adviser shall determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to such Fund’s benchmark index or portfolio, as applicable, in exchange for Fund shares (normally in creation unit aggregations) and the securities that will be applicable that day to redemption requests received for such Fund, including in light of rebalancing adjustments and corporate action events. Adviser will give directions to the Trust’s custodian and other service providers, as necessary, with respect to such designations.

(i) Adviser shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(j) Adviser represents and warrants that: (i) it is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise.
3. USE OF NAME. The Trust may use the name “TrimTabs” or any variant thereof in connection with the name of the Trust or any of the Funds, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name. In no event shall the Trust use the name “TrimTabs” or any variant thereof if Adviser’s functions are transferred or assigned to a company over which Adviser does not have control or with which it is not affiliated. In the event that this Agreement shall no longer be in effect or Adviser’s functions are transferred or assigned to a company over which Adviser does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

4. FURTHER DUTIES. In all matters relating to the performance of this Agreement, Adviser will act in conformity with the Organic Documents and relevant Fund’s Registration Statement and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

5. SERVICES NOT EXCLUSIVE. The services furnished by Adviser hereunder are not to be deemed exclusive and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
6. EXPENSES. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust, except for the fee payment under this Agreement, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).
7. COMPENSATION.

(a) For the services to be provided by Adviser hereunder with respect to each Fund listed on Schedule A attached hereto, as it may be amended from time to time, the Trust shall pay to Adviser a fee in an amount set forth in Schedule A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation and that such fee shall be no greater than the fee the Adviser would have received under the Prior Advisory Agreement. The Adviser’s fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.

(b) Adviser may waive fees or reimburse expenses of a Fund to the extent necessary to maintain a Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month as provided in this Section 7(a). The Trust may withhold the payment of fees under Section 7(a) to the extent the Adviser, under this Section 7(b) has any amount due and owing to the Trust.

(c) Payments under this Agreement shall be held in an interest-bearing escrow account held with each Fund’s custodian or with a bank. If a Fund’s shareholders approve the New Advisory Agreement within 150 days of the effective date of this Agreement, the amount paid by the Fund into such escrow account (including interest earned) shall be paid to the Adviser. If a Fund’s shareholders do not approve the New Advisory Agreement within 150 days of the effective date of this Agreement, the Adviser shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing services for the Fund under this Agreement (plus interest earned on that amount while in escrow) or (b) the total amount paid by the Fund into such escrow account (plus interest earned).

8. SUB-ADVISERS. Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Board members who are not “interested” within the meaning of the 1940 Act (“Independent Board Members”), Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company under Adviser’s control, or under common control with Adviser, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of Adviser’s duties enumerated in section 2 hereof; provided, that Adviser shall continue to supervise and oversee the services provided by such company or employees and any such delegation shall not relieve Adviser of any of its obligations hereunder.

Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Independent Board Members, Adviser may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of Adviser or of the Trust (other than by reason of serving as an investment adviser to the Trust) (each a “sub-adviser”), to the extent permitted by applicable law, certain of the duties enumerated in section 2 hereof; provided, that Adviser shall continue to supervise and oversee the services provided by such sub-adviser and any such delegation shall not relieve Adviser of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Trust that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by Adviser under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by Adviser, subject to the prior approval of a majority of the Independent Board Members.

9. STANDARD OF CARE; LIMITATIONS OF LIABILITY.

(a) Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

(b) Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c) Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

10. EFFECTIVENESS, DURATION AND TERMINATION.

(a) This Agreement shall become effective upon the date hereabove written provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Independent Board Members cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in full force for 150 days from its effective date or until the approval of the New Advisory Agreement, whichever is sooner.

(c) Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of the Board, (ii) by a vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to Adviser or (iii) by Adviser, on 60 days’ written notice to the Trust. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate in the event of its assignment.
11. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

12. MISCELLANEOUS.

(a) Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b) Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(d) Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(e) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f) Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) Notices. Notices, requests, instructions and communications sent to the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given, provided such notice was provided by a reputable overnight courier, facsimile, or return receipt email.

(h) Meaning of Terms. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(i) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

TRIMTABS ETF TRUST		FCF ADVISORS LLC

/s/ [_]	[_]	/s/ [_]	[_]
[_]	Date	[_]	Date
[_]		[_]

APPENDIX A
Fund	Fee Rate	Effective Date
FCF US Quality ETF	0.59%	[ ]
FCF International Quality ETF	0.59%	[ ]
Donoghue Forlines Innovation ETF	0.69%	[ ]
Donoghue Forlines Tactical High Yield ETF	0.69%	[ ]
Donoghue Forlines Yield Enhanced Real Asset ETF	0.69%	[ ]

APPENDIX B

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated [_], 2024, is made by and between FCF Advisors LLC, a Delaware limited liability company (the “Adviser”), and Donoghue Forlines LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, TrimTabs ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

WHEREAS, shares of the Trust are offered or may be offered in several series of shares, including the series of the Trust identified on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser and the Trust, on behalf of the Funds, have entered into an investment advisory agreement whereby the Adviser will provide investment advisory services to the Funds (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate certain of its duties under the Advisory Agreement to one or more sub-advisers; and

WHEREAS, the Sub-Adviser is a registered investment adviser under the Advisers Act;

WHEREAS, the Trust has previously retained the Sub-Adviser to act as sub-advisor with respect to each Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser as of the date listed in previous agreement between the Adviser and Sub-Adviser (the “Prior Sub-Advisory Agreement”);

WHEREAS, the Prior Sub-Advisory Agreement was approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Prior Sub-Advisory Agreement between the Adviser and the Sub-Adviser is expected to terminate as a result of a change in control of the Adviser, and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) may still be pending approval by shareholders of the Funds;

WHEREAS, the Adviser wishes to continue to retain the Sub-Adviser as sub-advisor with respect to the Funds, and the Sub-Adviser wishes to act as sub-advisor, upon the terms hereinafter set forth; and

WHEREAS, this Agreement is being entered into in reliance upon Rule 15a-4 under the 1940 Act.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Engagement of Sub-Adviser

The Adviser, being duly authorized, hereby engages the Sub-Adviser as the discretionary sub-adviser to invest and reinvest the assets of each Fund on the terms and conditions set forth herein.

2. Acceptance of Engagement; Standard of Performance

The Sub-Adviser accepts its engagement as the discretionary sub-adviser for each Fund and agrees to use its best professional judgment to make investment decisions for each Fund in accordance with the provisions of this Agreement.

3. Services of Sub-Adviser

A. The Sub-Adviser shall formulate and implement a continuous investment program for each Fund, determining in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for each Fund.

B. In providing management services to each Fund, the Sub-Adviser will be subject to: (i) the investment objectives, policies and restrictions of the Trust as they apply to the relevant Fund, and as set forth in the Fund’s then currently effective prospectus (“Prospectus”) and statement of additional information (“SAI”), each as filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement (“Registration Statement”), including any amendments or supplements thereto, and Form 19b-4 application filed with the SEC, if applicable, as it may be periodically amended and provided to the Sub-Adviser by the Adviser; (ii) limitations imposed by the 1940 Act, the Securities Act of 1933 (the “Securities Act”), the Internal Revenue Code of 1986 (the “Code”), and any rules thereunder, as well as any other applicable laws or rules, including the rules of any exchange on which a Fund’s shares are listed; (iii) the terms and conditions of the ETF exemptive order applicable to the Trust and the Funds or any SEC rule superseding such order; (iv) the supervision and control of the Board of Trustees of the Trust (the “Board”); (v) limitations imposed by the Trust’s Trust Instrument and By-laws; (vi) instructions and supervision of the Adviser; and (vii) any other written instructions or policies that the Board or the Adviser may deliver to the Sub-Adviser from time to time and the policies and procedures adopted by the Trust pursuant to Rule 38a-1 of the 1940 Act that are applicable to the Funds that have been delivered to the Sub-Adviser (together, the “Fund Policies”). The Sub-Adviser will not, without the Trust’s prior written approval, effect any transactions that would cause a Fund at the time of the transaction to be out of compliance with any of such restrictions or policies.

C. The Sub-Adviser also will assist the Adviser and each Fund with certain operational services for the Fund including, without limitation, the following: (i) the preparation of tax returns; (ii) the preparation and submission of reports to existing shareholders; (iii) the periodic updating of the Prospectus and SAI; and (iv) the preparation of reports to be filed with the SEC and other regulatory authorities.

4. Fees for Services

The compensation of the Sub-Adviser for its services under this Agreement will be calculated and paid by the Adviser in accordance with the attached Schedule B and such fee shall be no greater than the fee the Sub-Adviser would have  received under the Prior Sub-Advisory Agreement.

Payments under this Agreement shall be held in an interest-bearing escrow account held with each Fund’s custodian or with a bank. If a Fund’s shareholders approve the New Sub-Advisory Agreement within 150 days of the effective date of this Agreement, the amount paid by the Fund into such escrow account (including interest earned) shall be paid to the Sub-Adviser. If a Fund’s shareholders do not approve the New Sub-Advisory Agreement within 150 days of the effective date of this Agreement, the Sub-Adviser shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing services for the Fund under this Agreement (plus interest earned on that amount while in escrow) or (b) the total amount paid by the Fund into such escrow account (plus interest earned).

5. Transaction Procedures

All transactions for each Fund will be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Sub-Adviser will not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Sub-Adviser will advise the Custodian and confirm in writing to the Trust all investment orders for a Fund placed by it with brokers and dealers at the time and in the manner set forth in the Custody Agreement by and between the Trust, on behalf of the Fund, and the Custodian (as amended from time to time). The Trust will issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust will be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon giving proper instructions to the Custodian, the Sub-Adviser will have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

6. Allocation of Brokerage

The Sub-Adviser will have authority and discretion to select brokers and dealers to execute Fund transactions initiated by the Sub-Adviser, and to select the markets on or in which the transactions will be executed.

In placing orders for the sale and purchase of securities for each Fund, the Sub-Adviser’s primary responsibility will be to seek the best execution of orders at the most favorable prices. However, this responsibility will not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available spreads or commission costs to each Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the spread or commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower spread or commission on the particular transaction.

A. The Sub-Adviser may manage other portfolios and expects that the Funds and other portfolios the Sub-Adviser manages will, from time to time, purchase or sell the same securities. The Sub-Adviser may aggregate orders for the purchase or sale of securities on behalf of a Fund with orders on behalf of other portfolios the Sub-Adviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, will be allocated to the account of each portfolio managed by the Sub-Adviser that bought or sold such securities in a manner considered by the Sub-Adviser to be equitable and consistent with the Sub-Adviser’s fiduciary obligations in respect of a Fund and to such other accounts.

B. The Sub-Adviser will not execute any transactions for a Fund with a broker or dealer that is (i) an “affiliated person” (as defined in the 1940 Act) of the Trust, the Sub-Adviser, any sub-adviser to any other series of the Trust, or the Adviser; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. Upon request, the Trust will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Trust or the Adviser, and applicable policies and procedures.

C. Consistent with its fiduciary obligations to the Trust in respect of a Fund and the requirements of best price and execution, the Sub-Adviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Fund and another account managed by the Sub-Adviser, provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust adopted on behalf of the Fund.

7. Proxies

A. Unless the Adviser or the Trust gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser, or a third party designee acting under the authority and supervision of the Sub-Adviser, will review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of each Fund. Unless the Adviser or the Trust gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser will, in compliance with the proxy voting procedures of a Fund then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser will cause the Custodian to forward promptly to the Sub-Adviser all proxies upon receipt, so as to afford the Sub-Adviser a reasonable amount of time in which to determine how to vote such proxies. The Sub-Adviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the 1940 Act.

B. The Sub-Adviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in each Fund in such manner as the Sub-Adviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. With the Adviser’s prior written approval, the Sub-Adviser will also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in a Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Sub-Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Sub-Adviser deems to be in the best interest of the Fund or required by applicable law, and (iv) engage suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

8. Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser’s responsibility regarding investment advice hereunder is limited to the Funds, and the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company (or series thereof) sponsored by the Adviser or its affiliates regarding transactions for the Trust in securities or other assets. Upon request, the Trust will provide the Sub-Adviser with a list of investment companies sponsored by the Adviser, and the Sub-Adviser will be in breach of the foregoing provision only if the investment company (or series thereof) is included in such a list provided to the Sub-Adviser prior to such prohibited action or the Sub-Adviser knew or reasonably should have known that the investment company (or series thereof) was sponsored by the Adviser (including, without limitation, where the Adviser’s name is included in the name of the investment company or series thereof). In addition, the Sub-Adviser will not (i) without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any unaffiliated third party, and (ii) will not delegate under any circumstances its obligation hereunder to provide investment advisory services to any Fund.

9. Information and Reports

A. The Sub-Adviser will keep the Trust and the Adviser informed of developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect a Fund or the Trust. In this regard, the Sub-Adviser will provide the Trust, the Adviser and their respective officers with periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Sub-Adviser will provide the Adviser and the Board with reports regarding the Sub-Adviser’s management of the Funds during the most recently completed quarter, which reports: (i) will include Sub-Adviser’s representation that its performance of its investment management duties hereunder is in compliance with the relevant Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification and minimum “good income” requirements of Subchapter M under the Code, and (ii) otherwise will be in such form as may be mutually agreed upon by the Sub-Adviser and the Adviser.

B. Each of the Adviser and the Sub-Adviser will provide the other party with a list, to the best of the Adviser’s or the Sub-Adviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Sub-Adviser, as the case may be, and each of the Adviser and Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested by the Adviser or the Board regarding the Sub-Adviser’s management of a Fund required for any shareholder report, Registration Statement, or Prospectus or SAI supplement to be filed by the Trust with the SEC.

D. The Adviser has furnished or will furnish to the Sub-Adviser as soon as available copies (and any amendments thereto) of the Trust’s Certificate of Trust, Trust Instrument, and By-laws; the Registration Statement, Prospectus and SAI; the Advisory Agreement; and the Fund Policies.

10. Confidentiality

The Sub-Adviser will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by a Fund. The Adviser will treat confidentially and as proprietary all confidential information furnished by the Sub-Adviser and will not use or disclose such confidential information without the prior written notification to, and written consent of, the Sub-Adviser. Notwithstanding the foregoing, either party may disclose such confidential information to the extent the following is applicable: (i) to a service provider to the Trust or a Fund (not including any other sub-adviser) that has a need to know such information in order to perform its duties to the Trust or the Fund and that has agreed to keep such information confidential, (ii) to comply with applicable laws or regulations, including providing required regulatory disclosures (ii) in order to provide reports to the shareholders or such shareholder’s affiliates, auditors or advisors subject to confidentiality obligations, or (ii) as expressly required or requested by applicable federal, state or other governmental regulatory authorities or any self-regulatory organizations.

11. Representations, Warranties and Agreements

A. The Sub-Adviser represents, warrants and agrees that:

1.
It is a limited liability company duly established and validly existing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business.

2.	It is registered with the SEC as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

3.
It will maintain, keep current and preserve such records on behalf of the Trust, in the manner required or permitted by the 1940 Act and the rules thereunder as are required of an investment adviser of a registered investment company (to the extent applicable). The Sub-Adviser agrees that such records are the property of the Trust and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

4.
It will maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and will provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Sub-Adviser will certify to the Trust and to the Adviser that the Sub-Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred, that appropriate action was taken in response to such violation. Annually, the Sub-Adviser will furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Code of Ethics. The Sub-Adviser will permit the Trust and the Adviser to examine the reports required to be made by the Sub-Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

5.
It has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act that relate to the services provided by the Sub-Adviser to any Fund. Throughout the term of this Agreement, the Sub-Adviser will provide to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of regulatory examinations of the Sub-Adviser or any Sub-Adviser Affiliate and general descriptions of the results of such examinations and of a summary report on the annual assessment of the Compliance Policies sufficient to allow the Fund to comply with Rule 38a-1 under the 1940 Act testing of the Compliance Policies, and (c) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Fund including but not limited to any material violation of the Compliance Policies or of the Code of Ethics. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications in such form as the Adviser provides from time to time, and any information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable any Fund to comply with Rule 38a‑1 under the 1940 Act.

6.	It will promptly notify the Adviser in writing of the occurrence of any of the following events:

i.
the Sub-Adviser ceases to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

ii.	the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

iii.
the occurrence of any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, or actions, suits or proceedings involving the affairs of any Fund, the Sub-Adviser or any of the Sub-Adviser’s affiliates that provide investment advisory services or act as general partner or managing member of an investment fund (each a “Sub-Adviser Affiliate”) and which are expected to materially impact the Sub-Advisers ability to manage the Fund;

iv.	any change in control or management of Sub-Adviser or any of Sub-Adviser Affiliate; and

v.	any changes in the key personnel who are the portfolio managers responsible for the management of any Fund as soon after as is practical after such change.

7.	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

8.
It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

9.
It has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

B. The Adviser represents, warrants and agrees that:

1.	The Trust is a statutory trust established pursuant to the laws of State of Delaware.

2.	The Trust is duly registered with the SEC as an investment company under the 1940 Act.

3.
It is a limited liability company duly established and validly existing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business.

4.	It is registered with the SEC as an “investment adviser” under the Advisers Act.

5.
It has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

12. Limitation of Liability

A. The Sub-Adviser (including its directors, officers and employees) will not be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Adviser, any Fund or the Trust in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or (ii) any untrue statement of a material fact (or an omission of such statement) contained in the Prospectus, SAI, Registration Statement, proxy materials, reports, advertisements, sales literature or other materials unless such statement was made in reliance on information furnished to the Adviser or the Trust by the Sub-Adviser or any director, officer, agent or employee of the Sub-Adviser for use therein. Any person, even though also an officer, director, employee, or agent of the Sub-Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for any Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

B. The Adviser (including its directors, officers and employees) will not be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or (ii) any untrue statement of a material fact (or an omission of such statement) contained in the Prospectus, SAI, Registration Statement, proxy materials, reports, advertisements, sales literature or other materials unless such statement was made in reliance on information furnished to the Sub-Adviser or the Trust by the Adviser or any director, officer, agent or employee of the Adviser for use therein. Any person, even though also an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for any Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

C. Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

D. Neither party to this Agreement shall be liable to the other party for any special, consequential or indirect damages under any provision of this Agreement.

13. Indemnification

A. The Sub-Adviser will indemnify and hold harmless the Adviser, the Trust and the Funds from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section will be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser or the Trust (as applicable), is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Sub-Adviser, or the omission of such information, by the Adviser or Trust for use therein.

B. The Adviser will indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section will be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to (i) any breach by the Sub-Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or any Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Sub-Adviser for use therein.

14. Effective Date; Term

A. This Agreement will become effective on the date set forth on the first page of this Agreement (the “Effective Date”) and will initially continue in effect until the date that is two years from the Effective Date, provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved by (i) a vote of a majority of the Trustees of the Trust who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) (the “Independent Trustees”) of any party to this Agreement, cast in accordance with the 1940 Act and the rules thereunder, as interpreted by the SEC or its staff from time to time; and (ii) a vote of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act), if required by the 1940 Act or other applicable law.

B. This Agreement will continue in full force for 150 days from its effective date or until the approval of the New Sub-Advisory Agreement, whichever is sooner.

15. Termination

C. This Agreement may be terminated at any time without payment of any penalty with respect to any Fund (i) by the Board, or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser, or (iii) by the Adviser upon 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately upon the material breach by the Sub-Adviser of this Agreement or by the Sub-Adviser immediately upon the material breach by the Adviser of this Agreement.

D. This Agreement will terminate automatically and immediately upon termination of the Advisory Agreement.

E. This Agreement will terminate automatically and immediately in the event of its “assignment”, as such term is defined in and interpreted under the 1940 Act and the rules promulgated thereunder.

F. In the event that there is a proposed reorganization or change in control of the Sub-Adviser that, in Trust counsel’s judgment, would act to terminate this Agreement, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of printing and mailing) associated with the preparation of a proxy statement or information statement, as may be needed, related to the continuation or replacement of this Agreement with Sub-Adviser.

G. Provisions of this Agreement relating to indemnification will survive any termination of this Agreement.

16. Entire Agreement; Amendment

A. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement.

B. This Agreement may be amended by mutual written consent of the parties, provided that, if the terms of this Agreement have been changed, to the extent required by applicable law, any amendment shall not be effective until it is approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the relevant Fund (as required by the 1940 Act), and (b) the vote of a majority of the Independent Trustees cast in accordance with the 1940 Act and the rules thereunder, as interpreted by the SEC or its staff from time to time.

C. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

17. Applicable Law

To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement will be administered, construed and enforced according to the laws of the State of Delaware.

18. Severability

If any term or condition of this Agreement will be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement will not be affected thereby, and each and every term and condition of this Agreement will be valid and enforced to the fullest extent permitted by law.

19. Notices

Notices and communications required or permitted hereby shall be in writing and shall be deemed to have been given if delivered by personal delivery; postage prepaid registered or certified United States first class mail, return receipt requested; or electronic mail, facsimile or similar means of same day delivery (with a confirming copy by mail) to the following:

If to the Sub-Adviser:
Donoghue Forlines LLC
One International Place, Suite 310
Boston, MA 02110
Phone: (800) 6424276 ext. 3737
Fax: (774) 290-0006
Attn: [Jeffrey R. Thompson]
Email: [jthompson@donoghue.com]

If to the Adviser or the Trust:
FCF Advisors LLC
1345 Avenue of the Americas
Floor 33, New York, NY 10105
Phone: (212) 217-2470
Attn: [ ]
Email: [ ]

All notices and other communications shall be effective upon delivery.

20. Use of Name in Marketing Materials

During the term of this Agreement, the Adviser or its affiliates shall have permission to use the Sub-Adviser’s name in the marketing of any Fund, and agrees to furnish to the Sub-Adviser all Prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of any Fund or the public, which refer to the Sub-Adviser in any way. The Sub-Adviser shall provide prior written notice to the Adviser and the Trust of any proposed change in the Sub-Adviser’s name. During the term of this Agreement, the Sub-Adviser may not use the name of any Fund, the Trust, the Adviser or any of their affiliates in any marketing or advertising material unless otherwise expressly authorized in advance and in writing by the Adviser. Notwithstanding the foregoing, each party may use the name of the other, to the extent necessary to comply with any reporting or other obligation under law, regulation or court order. Upon termination of this Agreement, each party shall forthwith cease to use all references of the other party, except as may be required by law, regulation or court order.

21. Relationship of Parties

The Adviser and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement will be construed so as to make them partners or joint venturers or impose any liability as such on either of them. The Sub-Adviser will perform its duties under this Agreement as an independent contractor and not as an agent of the Trust, the Funds, the Board or the Adviser.

22. Third-Party Beneficiaries

The sole parties to this Agreement are the Adviser and the Sub-Adviser, and the Adviser and the Trust are the sole beneficiaries of the Sub-Adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of the

Trust’s shares that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

23. Headings; References

Headings to Sections herein are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement. Unless the context otherwise requires, any reference to a Section herein shall be deemed to be a reference to a Section of this Agreement.

24.    Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other similar electronic transmission (such as e-mail) shall be effective as delivery of a manually executed counterpart hereof.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

FCF Advisors LLC Donoghue Forlines LLC

______________________________         _________________________________
[_] [_]
[_] [_]

SCHEDULE A
FUNDS

Donoghue Forlines Innovation ETF
Donoghue Forlines Tactical High Yield ETF

SCHEDULE B

SUB-ADVISORY FEE

For services provided to any Fund, the Adviser will pay to the Sub-Adviser a fee, payable monthly in arrears, equal to 50% of the gross advisory fee payable by that Fund to the Adviser for such month (the "Sub-Adviser Fee"); provided, however, that the Adviser shall be entitled to retain a minimum annual fee of $20,000 per calendar year, payable (if applicable) at the end of each calendar year or the termination of this Agreement (the minimum fee shall be prorated for partial calendar years) (the "Adviser's Retention"). To the extent that the Adviser's Retention for any calendar year is less than the net advisory fee actually retained by the Adviser for such period after payment by the Adviser of any of the Fund's expenses for such period and the Sub-Adviser Fee as set forth above (such difference, the "Adviser's Shortfall"), then the Sub-Adviser will waive its fee and/or reimburse the Adviser in an aggregate amount equal to the Adviser's Shortfall.

APPENDIX C
SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated [_], 2024, is made by and between FCF Advisors LLC, a Delaware limited liability company (the “Adviser”), and Donoghue Forlines LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, TrimTabs ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

WHEREAS, shares of the Trust are offered or may be offered in several series of shares, including the series of the Trust identified on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser and the Trust, on behalf of the Funds, have entered into an investment advisory agreement whereby the Adviser will provide investment advisory services to the Funds (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate certain of its duties under the Advisory Agreement to one or more sub-advisers; and

WHEREAS, the Sub-Adviser is a registered investment adviser under the Advisers Act;

WHEREAS, the Trust has previously retained the Sub-Adviser to act as sub-advisor with respect to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser as of the date listed in previous agreement between the Adviser and Sub-Adviser (the “Prior Sub-Advisory Agreement”);

WHEREAS, the Prior Sub-Advisory Agreement was approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Prior Sub-Advisory Agreement between the Adviser and the Sub-Adviser is expected to terminate as a result of a change in control of the Adviser, and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) may still be pending approval by shareholders of the Fund;

WHEREAS, the Adviser wishes to continue to retain the Sub-Adviser as sub-advisor with respect to the Funds, and the Sub-Adviser wishes to act as sub-advisor, upon the terms hereinafter set forth; and

WHEREAS, this Agreement is being entered into in reliance upon Rule 15a-4 under the 1940 Act.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Engagement of Sub-Adviser

The Adviser, being duly authorized, hereby engages the Sub-Adviser as the discretionary sub-adviser to invest and reinvest the assets of each Fund on the terms and conditions set forth herein.

2. Acceptance of Engagement; Standard of Performance

The Sub-Adviser accepts its engagement as the discretionary sub-adviser for each Fund and agrees to use its best professional judgment to make investment decisions for each Fund in accordance with the provisions of this Agreement.

3. Fund Expenses

During the term of this Agreement, the Sub-Adviser shall reimburse the Adviser for, or, at the direction of the Adviser, pay directly, all of the ordinary operating expenses of each Fund, except for (i) the following expenses, each of which are paid by the Adviser: (a) each Fund’s applicable portion of the independent trustee fees and (b) D&O/E&O insurance and fidelity bond premiums applicable to the Funds; and (ii) the following expenses, each which are paid by the Funds: (a) the Adviser’s advisory fee (other than the Adviser’s Shortfall, if any (as defined in Schedule B)), (b) payments under each Fund’s Rule 12b-1 plan, (c) brokerage expenses, (d) acquired fund fees and expenses,
(e) taxes, (f) interest (including borrowing costs and dividend expenses on securities sold short), (g) litigation expenses and (h) other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto). A summary of projected fees and expenses that the Sub-Adviser will be responsible for under this paragraph has been provided to the Sub-Adviser by the Trust and the Adviser. The Sub-Adviser acknowledges and agrees that the Adviser may pay any of the Fund’s fees and expenses directly, and that the fee payable to the Sub-Adviser pursuant to Section 5 hereunder shall be reduced and set off by the amount of such payment and/or by the amount of the Adviser’s Shortfall.

4. Services of Sub-Adviser

A.
The Sub-Adviser shall formulate and implement a continuous investment program for each Fund, determining in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for each Fund.

B.
In providing management services to each Fund, the Sub-Adviser will be subject to: (i) the investment objectives, policies and restrictions of the Trust as they apply to the relevant Fund, and as set forth in the Fund’s then currently effective prospectus (“Prospectus”) and statement of additional information (“SAI”), each as filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement (“Registration Statement”), including any amendments or supplements thereto, and Form 19b-4 application filed with the SEC, if applicable, as it may be periodically amended and provided to the Sub-Adviser by the Adviser; (ii) limitations imposed by the 1940 Act, the Securities Act of 1933 (the “Securities Act”), the Internal Revenue Code of 1986 (the “Code”), and any rules thereunder, as well as any other applicable laws or rules, including the rules of any exchange on which a Fund’s shares are listed; (iii) the terms and conditions of Rule 6c-11 under the 1940 Act and any other SEC rule applicable to the operation of a Fund as an ETF; (iv) the supervision and control of the Board of Trustees of the Trust (the “Board”); (v) limitations imposed by the Trust’s Trust Instrument and By- laws; (vi) instructions and supervision of the Adviser; and (vii) any other written instructions or policies that the Board or the Adviser may deliver to the Sub-Adviser from time to time and the policies and procedures adopted by the Trust pursuant to Rule 38a-1 of the 1940 Act that are applicable to the Funds that have been delivered to the Sub-Adviser (together, the “Fund Policies”). The Sub-Adviser will not, without the Trust’s prior written approval, effect any transactions that would cause a Fund at the time of the transaction to be out of compliance with any of such restrictions or policies.

C.
The Sub-Adviser also will assist the Adviser and each Fund with certain operational services for the Fund including, without limitation, the following: (i) the preparation of tax returns; (ii) the preparation and submission of reports to existing shareholders; (iii) the periodic updating of the Prospectus and SAI; and (iv) the preparation of reports to be filed with the SEC and other regulatory authorities.

5. Fees for Services

The compensation of the Sub-Adviser for its services under this Agreement will be calculated and paid by the Adviser in accordance with the attached Schedule B and such fee shall be no greater than the fee the Sub-Adviser would have received under the Prior Sub-Advisory Agreement.

Payments under this Agreement shall be held in an interest-bearing escrow account held with each Fund’s custodian or with a bank. If a Fund’s shareholders approve the New Sub-Advisory Agreement within 150 days of the effective date of this Agreement, the amount paid by the Fund into such escrow account (including interest earned) shall be paid to the Sub-Adviser. If a Fund’s shareholders do not approve the New Sub-Advisory Agreement within 150 days of the effective date of this Agreement, the Sub-Adviser shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing services for the Fund under this Agreement (plus interest earned on that amount while in escrow) or (b) the total amount paid by the Fund into such escrow account (plus interest earned).

6. Transaction Procedures

All transactions for each Fund will be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Sub-Adviser will not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Sub- Adviser will advise the Custodian and confirm in writing to the Trust all investment orders for a Fund placed by it with brokers and dealers at the time and in the manner set forth in the Custody Agreement by and between the Trust, on behalf of the Fund, and the Custodian (as amended from time to time). The Trust will issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust will be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon giving proper instructions to the Custodian, the Sub-Adviser will have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

7. Allocation of Brokerage

A.
The Sub-Adviser will have authority and discretion to select brokers and dealers to execute Fund transactions initiated by the Sub-Adviser, and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for each Fund, the Sub-Adviser’s primary responsibility will be to seek the best execution of orders at the most favorable prices. However, this responsibility will not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available spreads or commission costs to each Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the spread or commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub- Adviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Sub- Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower spread or commission on the particular transaction.

B.
The Sub-Adviser may manage other portfolios and expects that the Funds and other portfolios the Sub-Adviser manages will, from time to time, purchase or sell the same securities. The Sub-Adviser may aggregate orders for the purchase or sale of securities on behalf of a Fund with orders on behalf of other portfolios the Sub-Adviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, will be allocated to the account of each portfolio managed by the Sub-Adviser that bought or sold such securities in a manner considered by the Sub-Adviser to be equitable and consistent with the Sub-Adviser’s fiduciary obligations in respect of a Fund and to such other accounts.

C.
The Sub-Adviser will not execute any transactions for a Fund with a broker or dealer that is (i) an “affiliated person” (as defined in the 1940 Act) of the Trust, the Sub-Adviser, any sub-adviser to any other series of the Trust, or the Adviser; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. Upon request, the Trust will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Trust or the Adviser, and applicable policies and procedures.

D.
Consistent with its fiduciary obligations to the Trust in respect of a Fund and the requirements of best price and execution, the Sub-Adviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Fund and another account managed by the Sub-Adviser, provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust adopted on behalf of the Fund.

8. Proxies

A.
Unless the Adviser or the Trust gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser, or a third party designee acting under the authority and supervision of the Sub-Adviser, will review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of each Fund. Unless the Adviser or the Trust gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser will, in compliance with the proxy voting procedures of a Fund then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser will cause the Custodian to forward promptly to the Sub-Adviser all proxies upon receipt, so as to afford the Sub-Adviser a reasonable amount of time in which to determine how to vote such proxies. The Sub-Adviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the 1940 Act.

B.
The Sub-Adviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in each Fund in such manner as the Sub-Adviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. With the Adviser’s prior written approval, the Sub-Adviser will also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in a Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Sub-Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Sub-Adviser deems to be in the best interest of the Fund or required by applicable law, and (iv) engage suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

9. Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser’s responsibility regarding investment advice hereunder is limited to the Funds, and the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company (or series thereof) sponsored by the Adviser or its affiliates regarding transactions for the Trust in securities or other assets. Upon request, the Trust will provide the Sub-Adviser with a list of investment companies sponsored by the Adviser, and the Sub- Adviser will be in breach of the foregoing provision only if the investment company (or series thereof) is included in such a list provided to the Sub-Adviser prior to such prohibited action or the Sub-Adviser knew or reasonably should have known that the investment company (or series thereof) was sponsored by the Adviser (including, without limitation, where the Adviser’s name is included in the name of the investment company or series thereof). In addition, the Sub-Adviser will not (i) without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any unaffiliated third party, and (ii) will not delegate under any circumstances its obligation hereunder to provide investment advisory services to any Fund.

10. Information and Reports

A.
The Sub-Adviser will keep the Trust and the Adviser informed of developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect a Fund or the Trust. In this regard, the Sub-Adviser will provide the Trust, the Adviser and their respective officers with periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Sub-Adviser will provide the Adviser and the Board with reports regarding the Sub-Adviser’s management of the Funds during the most recently completed quarter, which reports: (i) will include Sub-Adviser’s representation that its performance of its investment management duties hereunder is in compliance with the relevant Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification and minimum “good income” requirements of Subchapter M under the Code, and (ii) otherwise will be in such form as may be mutually agreed upon by the Sub- Adviser and the Adviser.

B.
Each of the Adviser and the Sub-Adviser will provide the other party with a list, to the best of the Adviser’s or the Sub-Adviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Sub-Adviser, as the case may be, and each of the Adviser and Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.
The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested by the Adviser or the Board regarding the Sub-Adviser’s management of a Fund required for any shareholder report, Registration Statement, or Prospectus or SAI supplement to be filed by the Trust with the SEC.

D.
The Adviser has furnished or will furnish to the Sub-Adviser as soon as available copies (and any amendments thereto) of the Trust’s Certificate of Trust, Trust Instrument, and By-laws; the Registration Statement, Prospectus and SAI; the Advisory Agreement; and the Fund Policies.

11. Confidentiality

The Sub-Adviser will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by a Fund. The Adviser will treat confidentially and as proprietary all confidential information furnished by the Sub-Adviser and will not use or disclose such confidential information without the prior written notification to, and written consent of, the Sub-Adviser. Notwithstanding the foregoing, either party may disclose such confidential information to the extent the following is applicable: (i) to a service provider to the Trust or a Fund (not including any other sub-adviser) that has a need to know such information in order to perform its duties to the Trust or the Fund and that has agreed to keep such information confidential, (ii) to comply with applicable laws or regulations, including providing required regulatory disclosures (ii) in order to provide reports to the shareholders or such shareholder’s affiliates, auditors or advisors subject to confidentiality obligations, or (ii) as expressly required or requested by applicable federal, state or other governmental regulatory authorities or any self-regulatory organizations.

12. Representations, Warranties and Agreements

A. The Sub-Adviser represents, warrants and agrees that:

1.
It is a limited liability company duly established and validly existing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business.

2,	It is registered with the SEC as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

3.
It will maintain, keep current and preserve such records on behalf of the Trust, in the manner required or permitted by the 1940 Act and the rules thereunder as are required of an investment adviser of a registered investment company (to the extent applicable). The Sub-Adviser agrees that such records are the property of the Trust and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

4.
It will maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and will provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Sub-Adviser will certify to the Trust and to the Adviser that the Sub-Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j- 1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred, that appropriate action was taken in response to such violation. Annually, the Sub-Adviser will furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Code of Ethics. The Sub-Adviser will permit the Trust and the Adviser to examine the reports required to be made by the Sub-Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

5.
It has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act that relate to the services provided by the Sub-Adviser to any Fund. Throughout the term of this Agreement, the Sub-Adviser will provide to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of regulatory examinations of the Sub-Adviser or any Sub-Adviser Affiliate and general descriptions of the results of such examinations and of a summary report on the annual assessment of the Compliance Policies sufficient to allow the Fund to comply with Rule 38a-1 under the 1940 Act testing of the Compliance Policies, and (c) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Fund including but not limited to any material violation of the Compliance Policies or of the Code of Ethics. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications in such form as the Adviser provides from time to time, and any information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable any Fund to comply with Rule 38a-1 under the 1940 Act.

6. It will promptly notify the Adviser in writing of the occurrence of any of the following events:

i.
the Sub-Adviser ceases to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

ii.	the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

iii.
the occurrence of any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, or actions, suits or proceedings involving the affairs of any Fund, the Sub-Adviser or any of the Sub-Adviser’s affiliates that provide investment advisory services or act as general partner or managing member of an investment fund (each a “Sub-Adviser Affiliate”) and which are expected to materially impact the Sub-Advisers ability to manage the Fund;

iv. any change in control or management of Sub-Adviser or any of Sub-Adviser Affiliate; and

v.	any changes in the key personnel who are the portfolio managers responsible for the management of any Fund as soon after as is practical after such change.

7.	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

8.
It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

9.
It has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

B. The Adviser represents, warrants and agrees that:

1. The Trust is a statutory trust established pursuant to the laws of State of Delaware.

2. The Trust is duly registered with the SEC as an investment company under the 1940 Act.

3. It is a limited liability company duly established and validly existing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business.

4. It is registered with the SEC as an “investment adviser” under the Advisers Act.

5.
It has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

13. Limitation of Liability

A.
The Sub-Adviser (including its directors, officers and employees) will not be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Adviser, any Fund or the Trust in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or (ii) any untrue statement of a material fact (or an omission of such statement) contained in the Prospectus, SAI, Registration Statement, proxy materials, reports, advertisements, sales literature or other materials unless such statement was made in reliance on information furnished to the Adviser or the Trust by the Sub-Adviser or any director, officer, agent or employee of the Sub-Adviser for use therein. Any person, even though also an officer, director, employee, or agent of the Sub-Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for any Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

B.
The Adviser (including its directors, officers and employees) will not be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or (ii) any untrue statement of a material fact (or an omission of such statement) contained in the Prospectus, SAI, Registration Statement, proxy materials, reports, advertisements, sales literature or other materials unless such statement was made in reliance on information furnished to the Sub-Adviser or the Trust by the Adviser or any director, officer, agent or employee of the Adviser for use therein. Any person, even though also an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for any Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

C.
Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

D.	Neither party to this Agreement shall be liable to the other party for any special, consequential or indirect damages under any provision of this Agreement.

14. Indemnification

A.
The Sub-Adviser will indemnify and hold harmless the Adviser, the Trust and the Funds from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section will be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser or the Trust (as applicable), is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Sub-Adviser, or the omission of such information, by the Adviser or Trust for use therein.

B.
The Adviser will indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the

Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section will be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to (i) any breach by the Sub-Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or any Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Sub-Adviser for use therein.

15. Effective Date; Term

A.
This Agreement will become effective on the date set forth on the first page of this Agreement (the “Effective Date”) and will initially continue in effect until the date that is two years from the Effective Date, provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved by (i) a vote of a majority of the Trustees of the Trust who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) (the “Independent Trustees”) of any party to this Agreement, cast in accordance with the 1940 Act and the rules thereunder, as interpreted by the SEC or its staff from time to time; and (ii) a vote of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act), if required by the 1940 Act or other applicable law.

B.	This Agreement will continue in full force for 150 days from its effective date or until the approval of the New Sub-Advisory Agreement, whichever is sooner.

16. Termination

A.
This Agreement may be terminated at any time without payment of any penalty with respect to any Fund (i) by the Board, or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser, or (iii) by the Adviser upon 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately upon the material breach by the Sub-Adviser of this Agreement or by the Sub-Adviser immediately upon the material breach by the Adviser of this Agreement.

B. This Agreement will terminate automatically and immediately upon termination of the Advisory Agreement.

C.	This Agreement will terminate automatically and immediately in the event of its “assignment”, as such term is defined in and interpreted under the 1940 Act and the rules promulgated thereunder.

D.
In the event that there is a proposed reorganization or change in control of the Sub-Adviser that, in Trust counsel’s judgment, would act to terminate this Agreement, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of printing and mailing) associated with the preparation of a proxy statement or information statement, as may be needed, related to the continuation or replacement of this Agreement with Sub-Adviser.

E. Provisions of this Agreement relating to indemnification will survive any termination of this Agreement.

17. Entire Agreement; Amendment

A.
This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement.

B.
This Agreement may be amended by mutual written consent of the parties, provided that, if the terms of this Agreement have been changed, to the extent required by applicable law, any amendment shall not be effective until it is approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the relevant Fund (as required by the 1940 Act), and (b) the vote of a majority of the Independent Trustees cast in accordance with the 1940 Act and the rules thereunder, as interpreted by the SEC or its staff from time to time.

C.
No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

18. Applicable Law

To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement will be administered, construed and enforced according to the laws of the State of Delaware.

19. Severability

If any term or condition of this Agreement will be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement will not be affected thereby, and each and every term and condition of this Agreement will be valid and enforced to the fullest extent permitted by law.

20. Notices

Notices and communications required or permitted hereby shall be in writing and shall be deemed to have been given if delivered by personal delivery; postage prepaid registered or certified United States first class mail, return receipt requested; or electronic mail, facsimile or similar means of same day delivery (with a confirming copy by mail) to the following:

If to the Sub-Adviser:

Donoghue Forlines LLC
One International Place, Suite 310 Boston, MA 02110
Phone: (800) 6424276 ext. 3737
Fax: (774) 290-0006
Attn: [_]
Email: [_]

If to the Adviser or the Trust:

FCF Advisors LLC
1345 Avenue of the Americas Floor 2, New York, NY 10105
Phone: (212) 217-2470
Attn: [_] and [_]
Email:[]

All notices and other communications shall be effective upon delivery.

21. Use of Name in Marketing Materials

During the term of this Agreement, the Adviser or its affiliates shall have permission to use the Sub-Adviser’s name in the marketing of any Fund, and agrees to furnish to the Sub-Adviser all Prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of any Fund or the public, which refer to the Sub- Adviser in any way. The Sub-Adviser shall provide prior written notice to the Adviser and the Trust of any proposed change in the Sub-Adviser’s name. During the term of this Agreement, the Sub-Adviser may not use the name of any Fund, the Trust, the Adviser or any of their affiliates in any marketing or advertising material unless otherwise expressly authorized in advance and in writing by the Adviser. Notwithstanding the foregoing, each party may use the name of the other, to the extent necessary to comply with any reporting or other obligation under law, regulation or court order. Upon termination of this Agreement, each party shall forthwith cease to use all references of the other party, except as may be required by law, regulation or court order.

22. Relationship of Parties

The Adviser and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement will be construed so as to make them partners or joint venturers or impose any liability as such on either of them. The Sub-Adviser will perform its duties under this Agreement as an independent contractor and not as an agent of the Trust, the Funds, the Board or the Adviser.

23. Third-Party Beneficiaries

The sole parties to this Agreement are the Adviser and the Sub-Adviser, and the Adviser and the Trust are the sole beneficiaries of the Sub-Adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of the Trust’s shares that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

24. Headings; References

Headings to Sections herein are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement. Unless the context otherwise requires, any reference to a Section herein shall be deemed to be a reference to a Section of this Agreement.

25. Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other similar electronic transmission (such as e-mail) shall be effective as delivery of a manually executed counterpart hereof.

(Signature page follows.)
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

FCF Advisors LLC Donoghue Forlines LLC

/s/ [_]  /s/ [_]

[_] [_]
[_] [_]

SCHEDULE A

FUNDS

Donoghue Forlines Yield Enhanced Real Asset ETF

SCHEDULE B

SUB-ADVISORY FEE

For services provided to any Fund, the Adviser will pay to the Sub-Adviser a fee, payable monthly in arrears, equal to an annualized rate of 0.62% of the Fund’s average daily net assets (the “Sub-Adviser Fee”); provided, however, that the Adviser shall be entitled to retain a payment equal to an annualized rate of 0.07% of the Fund’s average daily net assets, during the prior calendar month, payable (if applicable) at the end of each calendar year or the termination of this Agreement (the minimum fee shall be prorated for partial calendar years) (the “Adviser’s Retention”). To the extent that the Adviser’s Retention for any calendar month is less than the net advisory fee actually retained by the Adviser for such period after payment by the Adviser of any of the Fund’s expenses for such period and the Sub-Adviser Fee as set forth in this Agreement (such difference, the “Adviser’s Shortfall”), then the Sub- Adviser will waive its fee and/or reimburse the Adviser in an aggregate amount equal to the Adviser’s Shortfall.

APPENDIX D

NOMINATING COMMITTEE CHARTER
TRIMTABS ETF TRUST
Nominating Committee Charter

I.	Membership and Qualifications

The Nominating Committee (“Committee”) of the Board of Trustees (“Board”) of TrimTabs ETF Trust (“Trust”), consisting of multiple series (each, a “Fund”), shall be composed entirely of Board members who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed.

II.	Purposes of the Nominating Committee

The purposes of the Nominating Committee shall be to:

(1)     Identify and recommend for nomination candidates to serve as Board members and/or as committee members who are Independent Trustees.

(2)     Evaluate and make recommendations to the full Board regarding potential Trustee candidates who are “interested persons” of the Trust (“Interested Persons”) as that term is defined by the 1940 Act or do not meet the independence requirements of the applicable rule of any exchange on which shares of the Trust are listed; and

(3)     Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.

III.	Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1)     Consider recommendations for candidates from any source it deems appropriate. The names of potential candidates may be accepted from Board members, TrimTabs Asset Management, LLC, legal counsel to the Trust or to the Independent Trustees or other such sources as the Committee deems appropriate.

(2)     Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser(s) and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

(3)     Recommend to the Board the selection and nomination of candidates for Trustee and for committee membership, whether proposed to be appointed by the Board or to be elected by shareholders.

(4)     Periodically review the composition of the Board and its committees and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.	Submissions by Shareholders of Potential Nominees

The Committee shall not consider potential candidates for nomination identified by one or more shareholders of a Fund.

VI.	Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trust to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII.	Operations of the Committee

(1)     The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable notice thereof.

(2)     The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3)     The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4)     The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)     The Committee shall review this Charter periodically and recommend any necessary or appropriate changes to the Board.

APPENDIX E

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. As of [_______], 2024, the shareholders in the table below were each considered to be either a control person or a principal shareholder of the applicable Fund(s).

[TO BE UPDATED]

TrimTabs ETF Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial **(888) 227-9349** toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **(800) 284-1755** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

"Fund Name Here"

The undersigned hereby appoints Derin Cohen and Vince (Qijun) Chen, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund listed above, a series of TrimTabs ETF Trust ("the Trust"), to be held on October 18, 2024, at 11:00 a.m. Eastern Time, at the offices of the Trust at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 (the "Special Meeting"), and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Funds held by the undersigned at the close of business on September 4, 2024.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free **(800) 284-1755**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 18, 2024. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/fcf/docs/proxy.pdf

"Fund Name"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to a proposal where no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL	FOR	AGAINST	ABSTAIN
1	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FCF Advisors LLC ("FCF").	○	○	○
2	To elect three (3) Trustees to the Board of Trustees of the Trust (the "Board")	**FOR**	**WITHHOLD**	
	3-1. David A. Kelly	○	○	
	3-2. Paul Hatch	○	○	
	3-1. Jay Jackson	○	○	

Your vote is important. If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting. You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING

"Fund Name"

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to a proposal where no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL	FOR	AGAINST	ABSTAIN
1	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FCF Advisors LLC ("FCF").	O	O	O
2	To approve new sub-advisory agreements between FCF and the Fund.	O	O	O

		FOR	WITHHOLD
3	To elect three (3) Trustees to the Board of Trustees of the Trust (the "Board")		
	3-1. David A. Kelly	O	O
	3-2. Paul Hatch	O	O
	3-1. Jay Jackson	O	O

Your vote is important. If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting. You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING